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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2000



                                SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)



         Maryland                      000-21193                95-4582157
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


                            6177 Lake Ellenor Drive
                            Orlando, Florida  32809
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)


                                  Page 1 of 5
                          Index to Exhibits on Page 3

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Item 5.   Other Events.

   See press release dated October 11, 2000 entitled "SUNTERRA NAMES TURNAROUND SPECIALIST GREGORY F. RAYBURN AS CHIEF EXECUTIVE OFFICER" attached hereto as
Exhibit 99.

Item 7    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.          Description
          -----------          -----------

             99         Press release dated October 11, 2000
                        entitled "Sunterra Names Turnaround
                        Specialist Gregory F. Rayburn as
                        Chief Executive Officer"

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: October 11, 2000               By:/s/ Charles C. Frey
                                        ------------------------
                                        Charles C. Frey
                                        Executive Vice President
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                Description                       Page No.
-------                -----------                       -------

99         Press Release dated October 11, 2000             4